Exhibit 99.3

Disclosure and Forward-looking Statements This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward-looking statements.’ Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S-X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non-GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities. Ideanomics 2

Key Financial Metrics NASDAQ: IDEX 3/30/2021 Share Price $2.88 Market Cap ~$1.20B Avg. 10-day Trading Vol. 24,860,000 Cash and Equivalents ~$330M Ideanomics 3

Ideanomics 4 Ideanomics Overview Nasdaq: IDEX Ideanomics is a global company focused on industries experiencing technological disruption. It operates two divisions, Ideanomics Mobility and Ideanomics Capital. These divisions provide shareholders with access to disruptive, high-growth and momentum-based investment opportunities. Ideanomics Mobility Focused on the global EV market opportunity which is expected to grow to $132.73 billion at a CAGR of 39.9% through 2022.1 Ideanomics Capital Focused on fintech and its disruptive impact across financial services, from financial markets through to mortgages where U.S. home sales are forecasted to grow 21.9% in 2021 (6.9 million homes).2 (1) (2) 4

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6 The Global Commercial Vehicle Opportunity 2021 is the year commercial EVs become mainstream Bloomberg NEF estimates that global commercial EV sales will reach 1.2 million units in 2023.1 The global EV charging infrastructure market is expected grow at a CAGR of 33.4% from 2021 to 2028 to $144.97 billion.2 Increased public support: Biden administration supportive of EV with a goal to achieve a 100% clean-energy economy; S(1t) BalotoemsbesrguNcEFh as CA have accelerated timelines to phase out I(2C) GEravndeVhiewicRleesesarch Ideanomics Delivery Vehicles Trucks & Specialty Vehicles Taxis/ Ride-Sharing City & Tourism Buses

Capturing EV Adoption – Ideanomics’ S2F2C Model Ideanomics EV revenues are generated from its Sales to Financing to Charging (S2F2C) activities: Vehicle & Battery Sales Our own brands: Medici Motor Works, Treeletrik, and Solectrac which cover 3 key market segments Other manufacturers vehicles and batteries, where we will earn spread-based revenues for wholesale purchasing Finance, Leasing, & Insurance Services Offering financial services to our fleet customers, delivering commissions and origination fee-based revenues Charging & Energy Services Sales of our WAVE wireless charging products Sales of others charging apparatus Revenue-share from partner charging networks Charging as a Service Battery swap programs Ideanomics 7

Ideanomics Mobility – A Shared Ecosystem Through its subsidiaries and investments, Ideanomics Mobility is driving EV adoption by assembling a global ecosystem across the 3 key pillars of EV. Vehicles Charging Energy Ideanomics Each company manages and sells its own products, as well as benefiting in areas such as supply chain efficiencies, accelerated growth, and new business opportunities via a shared ecosystem. 8

Ideanomics Mobility Global Platform for Commercial EV Adoption Ideanomics Mobility Products Vehicles Charging Energy Ideanomics Mobility Services Ideanomics 9

Battery Swapping Range anxiety is always a concern when it comes to BEV, and in China we have seen a rise in battery swapping with programs from leading EV brands including NIO. Battery Swapping • Battery swapping have grown significantly in China with the help of government backed subsidies. • More batteries than cars needed for this program, typically 1.8 batteries for every 1 vehicle. • While alleviating the range anxiety concern, this ultimately puts stress on supply chain. • Not efficient use of scarce resources, or capital. • Swapping stations are like getting an oil change, will likely be defunct as battery tech improves. • We have seen this firsthand with our MEG operations on the ground China over the past couple of years. Battery Pricing Ideanomics 1 0

1 1 Only wireless charging truly addresses the market opportunity for autonomous vehicles Proven wireless charging solution, active commercial installations, and Made in America 50kW - 380kW deployed & available, 500kW & 1mW progressive testing 2020 rev. $7M+, active 2021 deployments & installations, bold 2022 outlook & beyond Integrated Medici Motor Works vehicle programs available globally Ideanomics WAVE Safer, more efficient technology for EV Charging WAVE is a leading developer of inductive (wireless) charging solutions for medium and heavy-duty vehicles in the United States and has demonstrated the capability to develop and integrate high power charging systems onto buses and heavy-duty electric vehicles.

Medici’s Competitive Advantage: PRICE Through its relationships with OEMs, Medici will market cost-efficient vehicles across several commercial classes; aiming to save 15-20% of the purchase price versus its competitors. Medici Motor Works Cost-efficient New Energy commercial Vehicles Medici is developing a line of zero-emission heavy trucks and buses, as well as other types of commercial vehicles, in partnership with leading OEMs. Medici Motor Works anticipates its BEV vehicles will be ready for sale in North America in 2021 and beyond. Ideanomics 1 2

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2021 initiatives to pursue the deployment of WAVE’s inductive charging technology with our China based partners. Charging as a Service (CaaS) Charging innovation is the fundamental difference between the US and Europe and China. Inductive charging will be more prevalent across the US and Europe. Ideanomics 1 5 Customers pay per mile to keep their EV fleet powered. No need to worry about upfront investment in charging equipment, maintenance costs, or energy costs to power their fleet. Inductive charging allows for the vehicles to top off charge rather than let battery drain and charge up. WAVE charging delivers charging hands-free, and fully automated, and the fastest in-route timeto- charge available.

Electric mopeds serving high-demand markets. Large tranche-based purchase order received for Indonesia market. Targeting delivery of the 1st 10,000 units starting July 2021. Battery-as-a-Service being deployed in Thailand for 2-wheelers, will expand pilot program to other countries. North America marketing program starting in 2021. Ideanomics Treeletrik Right product and place for burgeoning delivery markets Licensed pure-play EV manufacturer and distributor focused on high-growth ASEAN markets. 1 6

Sole manufacturer for the FIM Enel MotoE™ World Cup Ideanomics will leverage Energica’s inhouse battery and charging technologies through a commercial relationship with Treeletrik. Will also get access to global sales and distribution networks Ideanomics Energica 100% electric high-performance motorcycles Located in the Italian Motor Valley, Energic develops and sells High Performing Electric Motorcycles and system integration for electric vehicles 1 7

Agriculture is a large market opportunity, not being addressed by broader EV market Ideanomics is assisting Solectrac with capital investment, partnerships, market development, and supply chain efficiencies to accelerate their revenues. Ideanomics Solectrac 100% electric tractors benefiting farmers, crops, and the planet Located in Northern California, Solectrac develops and sells BEV tractors for agriculture and recreational markets. 1 8

Technology platform creates transparency and efficiency in a fragmented market characterized by complex workflows Difficult to obtain licenses creates high barriers to entry Over 95% client retention rate over 10 years $60 Million+ in revenue for 2020 Ideanomics Timios Bringing real estate processes to the 21st Century Timios provides value-add, fee-based services addressing several critical requirements of the home buying and mortgage transaction value chain. 2 0

$166 million cash at year end and $330 million today, providing a deep pool of capital for investment in our business Q4 and FY 2020 Financial Highlights Sequential quarterly growth in our revenues during 2020 First sales of charging & battery systems - key element of our S2F2C business model Ideanomics 2 1

$4.7 $0.4 $0.3 $0.7 $1.0 Q4 and FY 2020 Earnings Summary (USD in millions) 12 $10.6 10 8 6 4 2 0 $11.1 Q1-20 Q2-20 Q3-20 Q4-20 Revenues Gross Profit Ideanomics 2 2

Ideanomics 2 3 Ideanomics’ ESG Values Committed to Social Impact Participation in food drives and other local programs. Committed to Diversity Supporting Nasdaq’s proposal for diversity in the workplace and at board level. Committed to the Environment Solectrac is planting thousands of trees in Pacific Northwest and Ideanomics will donate a tree for every EV unit sold via OneTreePlanted.org